REDWOOD MANAGED VOLATILITY FUND

Class I	RWDIX
Class N	RWDNX
Class Y	RWDYX

A Series of Two Roads Shared Trust

Supplement dated November 17, 2017

to the Statement of Additional Information (“SAI”) (the “Fund”) dated February 28, 2017

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The second to last sentence in the first paragraph beneath the heading "THE FUND" on page 1 of the SAI is hereby amended and restated as follows:

Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive or conversion rights.

The following is added as a new section following the section entitled “Redemption of Shares” on page 41 of the SAI:

Exchange Privilege

Upon request, eligible beneficial holders of Class N Shares may exchange their shares for Class I Shares of the same Fund. The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Class N Shares. Such an exchange will be effected at the NAV of the Class N Shares next calculated after the exchange request is received by the Funds’ transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class N Shares. The Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of each Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Class N Shares for Class I Shares. The exchange privilege is not currently available to beneficial holders of Class Y shares of the Funds. The exchange privilege is not applicable to exchanges of one Fund for another.

You may make an exchange request by sending a written request to the Fund’s transfer agent on behalf of the Fund at Redwood Managed Volatility Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska, 68130.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, and the Prospectus dated February 28, 2017, provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission and is incorporated by reference and can be obtained without charge by calling 1-855-733-3863.